                                                                  EXHIBIT (a)(7)

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.

                            ARTICLES SUPPLEMENTARY

     Excelsior Tax-Exempt Funds, Inc., a Maryland Corporation having its principal office in the City of Baltimore, Maryland (hereinafter called the "Company"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Company is registered as an open-end investment company under the Investment Company Act of 1940, as amended. Pursuant to Section 2-105(c) of the Maryland General Corporation Law, the Board of Directors of the Company (the "Board") has increased the total number of shares of capital stock which the Company shall have authority to issue from Fourteen Billion (14,000,000,000) to Twenty-Four Billion (24,000,000,000) shares of Common Stock of the par value of One Mill ($0.001) per share, and of the aggregate par value of Twenty-Four Million Dollars ($24,000,000), pursuant to the following resolution:

          RESOLVED, that pursuant Section 2-105(c) of the Maryland General Corporation Law, the Board hereby increases the total number of shares of capital stock which Excelsior Tax-Exempt shall have authority to issue from Fourteen Billion (14,000,000,000) to Twenty-Four Billion (24,000,000,000) shares of Common Stock par value one mill ($0.001) per share, with an aggregate par value of Twenty-Four Million Dollars ($24,000,000).

     SECOND: The Board of Directors of the Company has classified One Billion (1,000,000,000) of the additional shares of unclassified capital stock of the Company authorized under the immediately preceding resolution pursuant to the following resolution:

          FURTHER RESOLVED, that pursuant to the authority expressly given to the Board in Article VI of the Company's Charter, the Board hereby classifies an additional One Billion (1,000,000,000) of Excelsior Tax-Exempt Funds, Inc.'s authorized but unissued and unclassified shares as Class A Common Stock (with an aggregate par value of One Million Dollars ($1,000,000));

          FURTHER RESOLVED, that each share of Class A Common Stock shall have all the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the Class A Common Stock as set forth in the Company's Charter; and

          FURTHER RESOLVED, that the officers of the Company be, and each of them hereby is, authorized and empowered to execute, seal, deliver and file any and all documents, instruments, papers and writings, including but not limited to Articles Supplementary to be filed with the State Department of Assessments and Taxation of Maryland, and to do any and all other acts, including but not limited to changing the foregoing resolutions upon advice of Company counsel prior to filing said Articles Supplementary, in the name of the Company and on its behalf, as any officer determines is necessary or desirable in connection with or in furtherance of the foregoing resolutions, such determination to be conclusively evidenced by said officer taking any such actions.

     THIRD: The shares of capital stock of the Company classified pursuant to the resolutions set forth herein have been classified by the Board under the authority contained in the Charter of the Company.

     FOURTH: Immediately before the increase and classification set forth in Articles FIRST and SECOND, the Company was authorized to issue Fourteen Billion shares (14,000,000,000) of Common Stock of the par value of One Mill ($0.001) per share, and of the aggregate par value of Fourteen Million Dollars ($14,000,000), classified as follows:

          Class A Common Stock:  Two Billion (2,000,000,000) shares of capital
          --------------------
     stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Two Million Dollars ($2,000,000);

          Class A Common Stock -- Special Series 1:  One Billion (1,000,000,000)
          ----------------------------------------
     shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of One Million Dollars ($1,000,000);

          Class A Common Stock -- Special Series 2:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class B Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class B Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class B Common Stock -- Special Series 2:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class C Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class C Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class C Common Stock -- Special Series 2:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class D Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class D Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class D Common Stock -- Special Series 2:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars;

          Class E Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class E Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class E Common Stock -- Special Series 2:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class F Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class F Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class F Common Stock -- Special Series 2:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000); and

          Class G Common Stock: Two Billion (2,000,000,000) shares of capital
          --------------------
     stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Two Million Dollars ($2,000,000).

          The total number of authorized and unclassified shares of capital stock of the Company remaining after the actions described above was One Billion (1,000,000,000) shares of capital stock of the par value of One Mill ($0.001) per share and of the aggregate par value of One Million Dollars ($1,000,000).

     FIFTH: Immediately following the increase and classification set forth in Articles FIRST and SECOND, the Company was authorized to issue Twenty-Four Billion (24,000,000,000) shares of Common Stock of the par value of One Mill ($0.001) per share, and of the aggregate par value of Twenty-Four Million Dollars ($24,000,000), classified as follows:

          Class A Common Stock:  Three Billion (3,000,000,000) shares of capital
          --------------------
     stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Million Dollars ($3,000,000);

          Class A Common Stock -- Special Series 1:  One Billion (1,000,000,000)
          ----------------------------------------
     shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of One Million Dollars ($1,000,000);

          Class A Common Stock -- Special Series 2:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class B Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class B Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class B Common Stock -- Special Series 2:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class C Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class C Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class C Common Stock -- Special Series 2:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class D Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class D Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class D Common Stock -- Special Series 2:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars;

          Class E Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class E Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class E Common Stock -- Special Series 2:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class F Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class F Common Stock -- Special Series 1:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class F Common Stock -- Special Series 2:  Five Hundred Million
          ----------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000); and

          Class G Common Stock: Two Billion (2,000,000,000) shares of capital
          --------------------
     stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Two Million Dollars ($2,000,000).

     The total number of authorized and unclassified shares of capital stock of the Company remaining after the actions described above is Ten Billion (10,000,000,000) shares of capital stock of the par value of One Mill ($0.001) per share and of the aggregate par value of Ten Million Dollars ($10,000,000).

     IN WITNESS WHEREOF, Excelsior Tax-Exempt Funds, Inc. has caused these presents to be signed in its name and on its behalf by its President and its Corporate Seal to be herewith affixed and attested to by its Assistant Secretary as of May 19, 2000.


                                   EXCELSIOR TAX-EXEMPT FUNDS, INC.


[SEAL]

Attest:

/s/ Michael P. Malloy              By: /s/ Frederick S. Wonham
---------------------------            ---------------------------
Michael P. Malloy                      Frederick S. Wonham
Assistant Secretary                    President

                                  CERTIFICATE



          THE UNDERSIGNED, President of Excelsior Tax-Exempt Funds, Inc., who executed on behalf of said Corporation the attached Articles Supplementary of said Corporation, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the attached Articles Supplementary to be the corporate act of said Corporation, and certifies that to the best of his knowledge, information and belief the matters and facts set forth in the attached Articles Supplementary with respect to authorization and approval are true in all material respects, under the penalties for perjury.




                                    /s/ Frederick S. Wonham
                                    -----------------------
                                    Frederick S. Wonham
                                    President




Dated as of:  May 19, 2000